Exhibit 10.6

                     AMENDED AND RESTATED PURCHASE AGREEMENT
                     ---------------------------------------


         AMENDED AND RESTATED PURCHASE AGREEMENT (this "Agreement"), dated as of October 21, 1999, by and among INTERNATIONAL FAST FOOD CORPORATION, a company organized under the laws of the State of Florida, United States ("IFFC"), MITCHELL RUBINSON ("Rubinson"), INTERNATIONAL FAST FOOD POLSKA S.P. z.o.o., a Polish limited liability company organized under the laws of Poland ("IFFP"), and BURGER KING CORPORATION, a company organized under the laws of State of Florida, United States ("BKC").

         WHEREAS, Rubinson is a principal shareholder, and an officer and director, of IFFC;

         WHEREAS, IFFC is the owner of all the issued and outstanding shares (the "IFFP Shares") of IFFP;

         WHEREAS, on February 24, 1999, Citibank (Poland) S.A. ("Citibank") agreed to provide credit to IFFP in the aggregate amount of U.S. $5,000,000, pursuant to a credit agreement dated February 24, 1999 (as amended, the "Credit Agreement");

         WHEREAS, as a condition to the disbursement of funds under the Credit Agreement, BKC issued a guarantee in favor of Citibank to secure the repayment by IFFP of amounts borrowed under the Credit Agreement (as amended, the "Guarantee");

         WHEREAS, in consideration of the Guarantee, IFFC granted BKC a perfected security interest in the IFFP Shares to secure BKC's claims which may arise as a result of the payment by BKC of any amounts under the Guarantee;

         WHEREAS, pursuant to a Reimbursement Agreement dated February 24, 1999 (such agreement, as amended from time to time, is referred to herein as the "Reimbursement Agreement") by and among IFFC, IFFP and BKC, IFFC agreed to reimburse BKC for any payments that it may be required to make to Citibank under the Guarantee, together with related costs, expenses and interest, as more fully said forth therein;

         WHEREAS, pursuant to an Agreement for the Transfer of Title to Share by way of Security dated February 24, 1999 (such agreement, as amended from time to time, is referred to herein as the "Security Agreement") by and between IFFC, BKC and IFFP, IFFC granted BKC a security interest in and to the IFFP Shares, which permits BKC to retain the IFFP Shares in the event that BKC is required to make any payment under the Guarantee and neither IFFC nor IFFP reimburse BKC for the amount of such payment and other items under the Reimbursement Agreement;

         WHEREAS, pursuant to a Purchase Agreement dated February 24, 1999 (the "Purchase Agreement"), the parties agreed that, in the event that BKC acquires the IFFP Shares pursuant to the exercise of its rights under the Security Agreement, BKC will sell the IFFP Shares held by BKC to Rubinson;

         WHEREAS, Rubinson has agreed to personally guarantee (i) his obligations to BKC under the Purchase Agreement and (ii) IFFC's and IFFP's obligations under the Reimbursement Agreement and to secure such personal guarantee by the grant of a security interest in, and a pledge to BKC of, an aggregate of 5,000,000 shares of common stock of IFFC which are owned by Rubinson;

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         WHEREAS, Citibank has agreed to increase the amount which may be borrowed under the Credit Agreement to an aggregate amount of U.S.$8,000,000, and BKC has agreed to increase the amount of the Guarantee to secure the repayment by IFFP of amounts borrowed under the Credit Agreement;

         WHEREAS, in the event that Citibank is willing to further increase the amount which may be borrowed under the Credit Agreement, BKC has agreed to increase the amount of the Guarantee to a maximum aggregate amount of U.S.$10,000,000, upon the terms, and subject to the conditions, of that certain Guarantee of Future Advances Agreement dated of even date herewith by and among BKC, IFFC and IFFP; and

         WHEREAS, the parties hereto have agreed to amend and restate the documents executed in connection with the transactions described above (such documents are collectively referred to herein as the "Transaction Documents") to reflect the increased amount available under the Credit Agreement and the Guarantee and to grant BKC additional security for the performance of IFFC's, IFFP's and Rubinson's obligations under the Transaction Documents.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1. AMENDMENT AND RESTATEMENT. This Agreement amends, supersedes and restates the Purchase Agreement in its entirety.

2. SALE AND PURCHASE OF IFFP SHARES. In the event that BKC is required to make any payment under the Guarantee and neither IFFC nor IFFP reimburse BKC in full for the amount of such payment and the other items specified under the Reimbursement Agreement within fifteen days following written demand therefor by BKC to either IFFC or IFFP, then BKC shall sell to IFFC, and IFFC shall purchase from BKC, the IFFP Shares for a purchase price (the "Purchase Price") equal to
(i) any payments to be made or previously made by BKC under the Guarantee (such amounts are hereinafter referred to as "Indemnity Payments"), (ii) interest on the amount of any Indemnity Payment remaining unpaid by IFFC or IFFP under clause (i) above, from (and including) the date of such Indemnity Payment, until payment in full thereof (after as well as before judgment) at a rate equal to the Base Rate (as defined below) from time to time in effect plus two hundred basis points and (iii) all fees, costs and expenses incurred by BKC in connection with the enforcement of its rights hereunder. "Base Rate" means, on any date, a fluctuating rate of interest per annum equal to the rate of interest published in the "Wall Street Journal" on such date as the "prime rate" for U.S. dollar loans by major money center banks. Interest accruing on the Base Rate shall be computed on the basis of the actual number of days elapsed in a 365 day year. In the event that IFFC defaults in its obligation to purchase the IFFP Shares in accordance with this Section 2, then BKC shall send IFFC a written notice (the "Default Notice") informing IFFC and Rubinson of such default, and BKC shall sell to Rubinson, and Rubinson shall purchase from BKC, the IFFP Shares for the Purchase Price. The closing of the sale by BKC and purchase by Rubinson of the IFFP Shares in accordance with this Section 2 shall occur within 15 days following the delivery by BKC to Rubinson of the Default Notice. The Purchase Price shall be payable by wire transfer of immediately available funds to an account designated in writing by BKC to Rubinson.

         (b) In the event that neither IFFC nor Rubinson purchase the IFFP Shares in accordance with, and subject to the limitations set forth in, Section 2(a), above, then BKC shall have the right, but not the obligation, to terminate without any additional consideration that certain Restaurant Development Agreement dated as of March 14, 1997, as amended, by and among BKC and IFFP and to retain the IFFP Shares for its own account or to sell the IFFP Shares to a third party, subject to compliance with the terms and conditions of the Security Agreement.


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3.       REPRESENTATIONS AND WARRANTIES
         ------------------------------

         3.1 REPRESENTATIONS AND WARRANTIES OF IFFC, IFFP AND RUBINSON. Each of IFFC, IFFP and Rubinson represents and warrants to BKC that:

         (a) CORPORATE EXISTENCE AND QUALIFICATION. Each of IFFC and IFFP is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of IFFC and IFFP has all required power and authority to own its properties and to carry on its business as presently conducted.

         (b) AUTHORITY, APPROVAL AND ENFORCEABILITY. This Agreement has been duly executed and delivered by each of IFFC, IFFP and Rubinson, and each of IFFC, IFFP and Rubinson has all requisite power and legal authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby, and to perform its obligations hereunder. This Agreement constitutes the legal, valid and binding obligation of each of IFFC, IFFP and Rubinson, enforceable in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy laws or the application of laws limiting the enforcement of creditors' rights generally.

         (c) NO COMPANY DEFAULTS OR CONSENTS. Neither the execution and delivery of this Agreement nor the effectuation of the transactions contemplated hereby will:

               (i) violate or conflict with any of the terms, conditions or provisions of the certificate of incorporation or bylaws (or similar organizational documents) of IFFC or IFFP;

               (ii) violate any legal requirements applicable to IFFC or IFFP or Rubinson;

               (iii) violate, conflict with, result in a breach of, constitute a default under (whether with or without notice or the lapse of time or both), or accelerate or permit the acceleration of the performance required by, or give any other party the right to terminate, any contract or permit applicable to IFFC or IFFP;

               (iv) result in the creation of any lien, charge or other encumbrance on any property of IFFC or IFFP (except as expressly contemplated hereby); or

               (v) require IFFC or IFFP to obtain or make any waiver, consent, action, approval or authorization of, or registration, declaration, notice or filing with, any private non-governmental third party or any governmental authority.

         (d) NO PROCEEDINGS. Except as disclosed in IFFC's periodic reports on Form 10-K and 10-Q filed with the Securities and Exchange Commission or for matters which are not, individually or in the aggregate, material to IFFC, no suit, action or other proceeding is pending or, to the knowledge of IFFC, IFFP or Rubinson, threatened, before any governmental authority seeking to restrain such or prohibit its entry into this Agreement, or seeking damages against IFFC, IFFP or Rubinson or their respective properties, as a result of the transactions contemplated by this Agreement.

         (e) DISCLOSURE; DUE DILIGENCE. This Agreement, when taken as a whole with other documents and certificates furnished by each of IFFC, IFFP or Rubinson to BKC or its counsel have been furnished in good faith and, do not contain any untrue statement of material fact or omit any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made not misleading.


         3.2 REPRESENTATIONS AND WARRANTIES BY BKC. BKC represents and warrants to each of IFFC and IFFP that:


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         (a) CORPORATE EXISTENCE AND QUALIFICATION. BKC is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. BKC has all required power and authority to own its properties and to carry on its business as presently conducted.

         (b) AUTHORITY, APPROVAL AND ENFORCEABILITY This Agreement has been duly executed and delivered by BKC, and BKC has all requisite power and legal authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby, and to perform its obligations hereunder. This Agreement constitutes the legal, valid and binding obligation of BKC, enforceable in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy laws or the application of laws limiting the enforcement of creditors' rights generally.

         (c) DISCLOSURE; DUE DILIGENCE. This Agreement, when taken as a whole with other documents and certificates furnished by BKC to each of IFFC, IFFP or Rubinson or their counsel have been furnished in good faith and, do not contain any untrue statement of material fact or omit any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made not misleading.



4.       MISCELLANEOUS.
         -------------

         4.1 FURTHER ASSURANCES. Each of the parties hereto agrees with the other parties hereto that they will cooperate with such other parties and will execute and deliver, or cause to be executed and delivered, all such other instruments and documents, and will take such other actions, as such other parties may reasonably request from time to time to effectuate the provisions and purposes of this Agreement.

         4.2 BINDING ON SUCCESSORS, TRANSFEREES AND ASSIGNS; ASSIGNMENT. This Agreement shall be binding upon the parties hereto and their respective successors, transferees and assigns. Notwithstanding the foregoing, none of the parties hereto may assign any of its obligations hereunder without the prior written consent of the other parties hereto; provided, that BKC may assign its rights and delegate its duties under this Agreement to one or more of its subsidiaries or affiliates.

         4.3 AMENDMENTS; WAIVERS. No amendment to or waiver of any provisions of this Agreement, nor consent to any departure therefrom by any party hereto, shall in any event be effective unless the same shall be in writing and signed by such party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         4.4 NO WAIVER; REMEDIES. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any right. The remedies herein provided are cumulative and not exclusive of any remedy provided by law.

         4.5 EXPENSES. IFFC shall pay or reimburse BKC for all of its legal, accounting and other expenses directly related to the consummation of the transactions contemplated hereby, together with the costs and expenses of enforcing any of its rights hereunder and under the Transaction Documents.


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


         4.6 JURISDICTION. Any claim arising out of this Agreement shall be brought in any state or federal court located in Miami-Dade County, Florida, United States. For the purpose of any suit, action or proceeding instituted with respect to any such claim, each of the parties hereto irrevocably submits to the jurisdiction of such courts in Miami-Dade County, Florida, United States. Each of the parties hereto further irrevocably consents to the service of process out of said courts by mailing a copy thereof by registered mail, postage prepaid, to such party and agrees that such service, to the fullest extent permitted by law,
(i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall be taken and held to be a valid personal service upon and a personal delivery to it. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court located in Miami-Dade County, Florida, United States, and any claim that any such suit, action or proceeding brought in such court has been brought in an inconvenient forum. Notwithstanding the foregoing, at the option of BKC, any claims against IFFP hereunder shall be settled by the Arbitration Court at the Polish Chamber of Commerce with its seat in Warsaw in accordance with its rules, and all such proceedings will be conducted in the English language.

         4.7 GOVERNING LAW; SEVERABILITY. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida, United States, without regard to any conflict of law, rule or principle that would give effect to the laws of another jurisdiction.

         4.8 NOTICES. All notices, requests and other communications to any party hereunder shall be writing (including facsimile transmission or similar writing) and shall be given to such party, addressed to it, at its address or facsimile number set forth on the signature pages below, or at such other address or facsimile number as such party may hereafter specify for such purpose by notice to the other party. Each such notice, request or communication shall be deemed effective when received at the address or facsimile number specified below.

         4.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, when taken together, shall constitute one and the same Agreement.

         4.10 INDEMNIFICATION. IFFC, IFFP and Rubinson, jointly and severally, agree to indemnify and hold harmless BKC and its officers, directors, employees, agents, subsidiaries and affiliates (collectively, the "BKC Parties") from and against all losses, liabilities, damages, deficiencies, costs or expenses (including, without limitation, interest, penalties and actual attorneys' fees and disbursements) (collectively, "Losses") based upon any claim by any shareholder, creditor or employee of IFFC or IFFP arising from or relating to the purchase and sale of the IFFP Shares described in Section 2 hereof. Notwithstanding the foregoing, neither IFFC, IFFP nor Rubinson shall be required to indemnify the BKC parties to the extent it is judicially determined that such Losses resulted from the gross negligence or willful misconduct of BKC; and provided, further, that the obligation of Rubinson to indemnify the BKC Parties hereunder shall only arise in the event that Rubinson acquires the IFFP Shares pursuant to Section 2 hereof.


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





         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                        /s/ Mitchell Rubinson
                                        ---------------------
                                        Mitchell Rubinson

                                       c/o  International Fast Food Corporation
                                       1000 Lincoln Road, Suite 200
                                       Miami Beach, Florida 33139, USA


                                       INTERNATIONAL FAST FOOD CORPORATION



                                  By:  /s/ Mitchell Rubinson
                                       ---------------------
                                       Name: Mitchell Rubinson
                                       Title: Chairman and CEO

                                        c/o Mitchell Rubinson
                                        1000 Lincoln Road, Suite 200
                                        Miami Beach, Florida 33139, USA



                                   INTERNATIONAL FAST FOOD POLSKA S.P. Z.O.O.


                                    By: /s/ Mitchell Rubinson
                                        ---------------------
                                        Name:  Mitchell Rubinson
                                        Title:  Authorized Signature

                                        15 Jagiellonska Street
                                        Warsaw, Poland

                                   BURGER KING CORPORATION


                                   By:  /s/ Philip Kinnersly
                                        --------------------
                                        Name: Philip Kinnersly
                                        Title:  Vice President

                                        c/o  Burger King EMA
                                        Charter Place
                                        Vine Street
                                        Uxbridge, England UB81BZ
                                        Attn: General Counsel and
                                        Vice President - Financial Affairs



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